EXHIBIT 32.1

CERTIFICATION PURSUANT TO SECURITIES EXCHANGE ACT OF 1934

RULE 13a-14(b) OR 15d-14(b) AND

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jurak Corporation World Wide, Inc. (the "Company") on Form 10-KSB for year ended May 31, 2006, as filed with the Securities and Exchange Commission of the date hereof, I, Anthony C. Jurak, Chairman of the Board and Director and Chief Executive Officer of the Company, certify for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the "Exchange Act') and Section 1350 of Chapter 63 of Title 18 of the United States Code, that:

(1) the Company's Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 12, 2006

/s/ Anthony C. Jurak

-------------------------------

Anthony C. Jurak

Chairman of the Board and Director

Chief Executive Officer and Chief Financial Officer